EAGLE CAPITAL APPRECIATION FUND
EAGLE GROWTH & INCOME FUND
EAGLE SERIES TRUST

SUPPLEMENT DATED JULY 1, 2013, TO
THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2013,
AS SUPPLEMENTED ON APRIL 23, 2013
WITH RESPECT TO THE CAPITAL APPRECIATION FUND

Effective June 28, 2013, shareholders of the Eagle Capital Appreciation Fund (the “Capital Appreciation Fund”) have approved ClariVest Asset Management LLC (“ClariVest”) as a new subadviser for the Capital Appreciation Fund.  The new portfolio managers for the Capital Appreciation Fund are David J. Pavan, CFA®, C. Frank Feng, Ph.D., Ed Wagner, CFA®, and Stacey R. Nutt, Ph.D.  In addition, effective June 28, 2013, Stacey R. Nutt, Ph.D., has joined the Eagle International Stock Fund (the “International Stock Fund”) as a Portfolio Manager.

Also effective June 28, 2013, shareholders of the Capital Appreciation Fund have elected Lincoln Kinnicutt as a new independent Trustee to the Capital Appreciation Fund’s Board of Trustees (the “Board”).

On April 26, 2013, the International Equity Fund, a series of Eagle Series Trust, was liquidated.

As a result of these changes, the Statement of Additional Information (“SAI”) is amended as described below.

1. Liquidation of International Equity Fund

All references to the International Equity Fund and its subadviser, Artio Global Management LLC, are deleted.

All references to the number of portfolios offered by Eagle Series Trust are amended to reflect that there are eight separate investment portfolios.

2. Election of a Trustee

All references in the SAI to Mr. Kinnicutt’s non-participation on the Capital Appreciation Fund’s Board are no longer applicable.

In the table of Trustee information on page 41, the “Number of Funds Overseen in Fund Complex” is amended to “10” for each Trustee.

The first paragraph in the “Background of Trustees and Officers” section beginning on page 42 is replaced with the following:

Background of Trustees and Officers.  The following is a list of the Trustees of the Trusts with their principal occupations and present positions, including any affiliation with Raymond James

Financial, Inc. (“RJF”), the Distributor or Eagle, the length of service to the Trust, and the position, if any, they hold on the board of directors/trustees of companies other than the Trust.  Each Trustee serves as Trustee on the Boards of three investment companies in the Eagle Mutual Fund complex:  Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust, consisting of a total of eight portfolios.  The principal address of each Trustee and Officer is P.O. Box 33022, St. Petersburg, Florida 33733-8022.

The first three sentences in the last paragraph on page 44 are deleted and replaced with the following:

Each Trustee of the Eagle Family of Funds who is not an employee of Eagle or its affiliates receives an annual fee of $40,000 and an additional fee of $4,500 for each combined quarterly meeting of the Eagle Family of Funds attended.

3.  Subadviser Change

All references to the Capital Appreciation Fund’s former subadviser, Goldman Sachs Asset Management L.P., are deleted.

On page 54, in the table of Subadvisers, ClariVest is added as the subadviser for the Capital Appreciation Fund.

On page 56, in the table of advisory and subadvisory fees, the Capital Appreciation Fund’s “Subadvisory” fee for all assets is replaced with 0.55%.

Under the “Portfolio Managers” section, the following discussion of ClariVest’s portfolio managers on page 66 is replaced with the following:

ClariVest Asset Management LLC (Capital Appreciation and International Stock)

David J. Pavan, CFA®, C. Frank Feng, Ph.D., and Ed Wagner, CFA®, are Co-Portfolio Managers of the Capital Appreciation Fund and are jointly responsible for the day-to-day management of the fund. Mr. Pavan, Mr. Feng and Mr. Wagner have been Co-Portfolio Managers of the fund since June 2013. Mssrs. Pavan and Feng have served as portfolio managers at ClariVest since co-founding it in 2006. Mr. Wagner joined ClariVest in 2007 as a portfolio manager. Prior to forming ClariVest in 2006, Mssrs. Pavan and Feng were portfolio managers at Nicholas-Applegate Capital Management. Prior to joining ClariVest in 2007, Mr. Wagner was a business analyst at Advent Software.

David R. Vaughn, CFA® is the Portfolio Manager of the International Stock Fund and is responsible for the day-to-day management of the fund.  He has been Portfolio Manager of the fund since its inception in 2013.  Mr. Vaughn is a Principal and Portfolio Manager at ClariVest.  Prior to founding ClariVest in 2006, Mr. Vaughn served as a portfolio manager for the Systematic international and global strategies at Nicholas-Applegate Capital Management since 2004.

Stacey R. Nutt, Ph.D., Chief Investment Officer of ClariVest, provides strategic direction and oversight for the investment process used for the Capital Appreciation Fund and the International Stock Fund and has been a Portfolio Manager of both funds since June 2013.  Dr. Nutt is CIO, CEO and Portfolio Manager at ClariVest. Prior to founding ClariVest in 2006, Dr. Nutt led Nicholas-Applegate Capital Management’s Systematic investment team, which managed over $5 billion in assets. In addition, he was the portfolio manager for Systematic US small-cap strategies and co-manager for the Systematic small/mid (smid) strategy.

Alex Turner, CFA® is an Assistant Portfolio Manager of the International Stock Fund and is responsible for the day-to-day management of the fund.  He has been an Assistant Portfolio Manager of the fund since its inception in 2013.  Mr. Turner is an Assistant Portfolio Manager at ClariVest.  Prior to joining ClariVest in 2008, he was a Quantitative Analytic Specialist at FactSet Research Systems, Inc.

As of March 31, 2013, Mssrs. Pavan and Feng are responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	2	$1,510.5 million
Other pooled investment vehicles	2	$245.4 million
Other accounts	6	$69.5 million

As of March 31, 2013, Mr. Wagner is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	2	$1,510.5 million
Other pooled investment vehicles	2	$245.4 million
Other accounts	5	$68.2 million

As of March 31, 2013, Mr. Vaughn is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	1	$222.7 million
Other pooled investment vehicles	2	$223.9 million
Other accounts	6	$193.2 million

As of March 31, 2013, Mr. Turner is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	1	$177.7 million
Other pooled investment vehicles	2	$223.9 million
Other accounts	5	$191.8 million

As of March 31, 2013, Dr. Nutt is not responsible for the day-to-day management of any other accounts.

In none of the accounts above is the advisory fee payable to ClariVest based upon the account’s performance.

Mr. Pavan’s, Mr. Feng’s, Mr. Wagner’s, Mr. Vaughn’s, Mr. Turner's and Dr. Nutt’s benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Russell 1000 Growth Index or MSCI EAFE® Index (as appropriate) for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE